UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2022

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Parkway – Suite 214N, Amherst, NY	14226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CTG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2022, Computer Task Group, Incorporated, a New York corporation (“CTG”), entered into a Stock Purchase Agreement (the “Agreement”) with Eleviant Technologies, Inc., a Texas corporation (“ETI”), pursuant to which CTG simultaneously acquired all of the issued and outstanding shares of ETI (the “Acquisition”) for an aggregate purchase price of $18,600,000.00 U.S. Dollars, of which approximately $17,400,000 was paid in cash and the remainder of which was paid in CTG common stock equal to approximately $1,200,000.00, using the average trading price of CTG common stock in the ten (10) business days ending on September 26, 2022.

The Agreement contains customary representations, warranties and covenants of CTG and Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 8.01 Other Events.

On September 29, 2022, the Company issued a press release to announce the execution of the Agreement and the closing of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of September 29, 2022, by and between Computer Task Group, Incorporated and Eleviant Technologies, Inc.
99.1	Press Release, dated September 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: September 29, 2022	By:	/s/ Peter P. Radetich
Peter P. Radetich Senior Vice President, General Counsel & Secretary